UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2010

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 19, 2010, Dr. Robert Blendon resigned from the Board of Directors (the “Board”) of Assurant, Inc. (the “Company”) for personal reasons. On March 22, 2010, the Board appointed Dr. John M. Palms to replace Dr. Blendon as Chair of its Nominating and Corporate Governance Committee, effective as of that date.

The Company issued a news release today regarding Dr. Blendon’s resignation. The text of the news release is incorporated by reference herein and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1	News Release dated March 24, 2010.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By:	/s/ Bart R. Schwartz
Executive Vice President, Chief Legal Officer and Secretary

Date: March 24, 2010